Intangible assets, net	6 Months Ended
Jun. 30, 2022
Intangible assets, net
Intangible assets, net

8.    Intangible assets, net

	As of December
	31,	As of June 30,
	2021	2022
	RMB	RMB
Non-competed agreements	6,740	6,740
Trademarks	1,070	1,070
Total intangible assets	7,810	7,810
Less: Accumulated amortization	(2,158)	(2,158)
Impairment loss	(5,652)	(5,652)
Total intangible assets, net	—	—

During the period ended December 31, 2020, the Company acquired intangible assets amounting to RMB 7,810 in connection with the acquisition of Yuancui, which were measured at fair value upon acquisition. The amortization expenses were RMB1,177 and nil, for the six months ended June 30, 2021 and 2022, respectively. Yuancui business was ceased during the period ended December 31, 2021 (see note 21), and the intangible assets were fully impaired accordingly.